SUPPLEMENT DATED DECEMBER 28, 2018
TO THE PROSPECTUS DATED JULY 11, 2018
AS REVISED AUGUST 15, 2018
OF
MORNINGSTAR FUNDS TRUST
Morningstar Multisector Bond Fund (the "Fund")

Effective December 31, 2018, the Prospectus is amended as follows:

I. Following the "Subadvisers and Portfolio Managers" heading in the Summary Section for the Fund, the portion of the table relating to Franklin Advisers, Inc. is replaced with the following:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Franklin Advisers, Inc.
Michael Hasenstab, PhD	Executive Vice President, Chief Investment Officer, and Portfolio Manager	Since Inception
Calvin Ho, PhD	Senior Vice President, Director of Research, and Portfolio Manager	December 31, 2018

II. In the "Management of the Funds—Subadvisers and Portfolio Managers—Morningstar Multisector Bond Fund—Franklin Advisers, Inc. (Franklin)" section of the Prospectus, the biography for Sonal Desai, PhD is replaced with the following paragraph:

Calvin Ho, PhD, is a Senior Vice President and Director of Research for Templeton Global Macro. Ho is responsible for shaping the team's research agenda of in-depth global macroeconomic analysis covering thematic topics, regional and country analysis, and interest rate, currency and sovereign credit market outlooks. This includes facilitating broader research efforts leveraging Franklin Templeton's local fixed income investment professionals across global markets. Ho joined Franklin Templeton Investments in 2005 after obtaining his PhD at UC Berkeley. He has been a core part of the Templeton Global Macro team since 2005, working closely with Dr. Michael Hasenstab as a lead research analyst. He specializes in global macroeconomic analysis and exchange rate modeling, and has served as the lead analyst for economies in Europe, Latin America and Africa. He also has a specialization in analyzing international monetary arrangements. Ho holds both a BA and PhD in economics from the University of California, Berkeley, and is fluent in Mandarin and Cantonese Chinese.

Please retain this supplement for future reference.